UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2009

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2009, the registrant's Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, elected David R. Pearce as a Class I Director of the registrant, effective immediately, to fill the vacancy on the Board created as a result of the resignation of William F. Meagher, Jr. This resignation was reported in the registrant's Quarterly Report on Form 10-Q for the three months ended March 31, 2009, as filed with the Commission on May 15, 2009.

Mr. Pearce has been appointed to the Board's Audit Committee and Nominating and Corporate Governance Committee; and he has been appointed as Chair of the Audit Committee.

It is expected he will participate in the registrant's non-employee Director compensation arrangements, in amounts and otherwise as generally described under the heading "Director Compensation" in the proxy statement for the registrant’s 2009 annual meeting of stockholders and is incorporated herein by reference.

Following Mr. Pearce's election to the registrant's Board of Directors, a majority of the registrant's Directors continue to be independent within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ.

Following these Committee appointments, the registrant's three principal Board Committees (Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee) continue to be comprised solely of Directors who are independent within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ.

In accordance with the By-Laws of the registrant, Mr. Pearce's term as a Class I Director will expire at the 2012 annual meeting of stockholders.

The Directors had previously determined that Mr. Pearce: has no material relationship with the registrant; is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ, including those applicable to members of its audit committee; has the financial sophistication and other attributes required for audit committee membership under applicable NASDAQ rules; and is an "Audit Committee Financial Expert" within the meaning of Item 407(d)(5) of SEC Regulation S-K and other applicable SEC rules.

There is no arrangement or understanding between Mr. Pearce and any other persons pursuant to which Mr. Pearce was selected as a director. There are no current or proposed transactions between the Company and Mr. Pearce or his immediate family members that would require disclosure under Item 404(a) of Regulations S-K promulgated by the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

A copy of the press release announcing Mr. Pearce's election to the Board is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The exhibit submitted in this Report is and shall be deemed to furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The press release attached as Exhbit 99.1 to this Report includes "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the registrant’s business outlook for fiscal 2009. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially based upon a number of factors including those identified in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 28, 2009	By:	/s/ Michael W. Bruns

Name: Michael W. Bruns
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	May 28, 2009 Press Release